Terra Tech Corp.
(OTCQX: TRTC)

Investor Presentation
April 2017

Safe Harbor

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Terra Tech Corp.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to integrate Black Oak Gallery, a California corporation ("Black Oak"), as well as vitamin and dietary supplement lines, into the Company's operations, (ii) product demand, market, and customer acceptance of the Company's products, (iii) the Company's ability to obtain financing to expand our operations, (iv) the Company's ability to attract qualified sales representatives, (v) competition, pricing and development difficulties, (vi) the Company's ability to conduct the business of IVXX, Inc., the contemplated businesses of MediFarm, LLC, MediFarm I, LLC, and MediFarm II, LLC, if there are changes in laws, regulations, or government policies related to cannabis, (vii) the Company's ability to conduct operations if disease, insects, or mites affect Edible Garden Corp.'s produce, herbs, and floral products, and (viii) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on Terra Tech Corp.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of Tera Tech Corp. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

Terra Tech Corp.

Terra Tech Corp. (Terra Tech) is a vertically integrated cannabis-focused agriculture company

Exchange:	OTCQX
Ticker:	TRTC
Headquarters:	Irvine, CA
No. Employees:	175
Founded:	2010
Price:	$0.2749

Avg. Vol (3m):	4,213,918
Market Cap:	156.2M
No. Shares Outstanding:	574.3M
Shareholder Equity:	52.15M
TTM Revenue (2016):	25.33M

(as of 3/31/17)

Investment Considerations

- ✓ **Fast growing business with existing cash flow-generation**
- ✓ **Favorable trends position medical cannabis industry for explosive growth**
- ✓ **Full vertical integration ensures healthy margins**
- ✓ **Early adopter of a rapidly-changing industry**
- ✓ **Significant existing infrastructure, industry knowledge and political leverage**

Market Overview

40%	From 2014 to 2016, The industry grew at a compounded annual rate of 40%, making it one of the fastest growing sectors in the economy
60%	Percentage of Americans now support legalization of cannabis for adult use, up from 32% in 2006
87%	Americans who live in a state that allows some degree of legal marijuana use
34%	Growth in national sales from 2015 to 2016
$8.1 B	National legal sales are projected to hit $8.1 billion in 2017 up from $6.9 billion in 2016 and $5.7 billion in 2015
$21 B	By 2021, legal market sales are expected to surpass $21 billion

ARCVIEWMARKETRESEARCH.COM

Market Growth Potential

2015
$5.1 Billion

2021
$21.6 Billion


$946 Million
18.5%
$4.16 Billion
81.5%
$6.7 Billion
31.5%
$14.8 Billion
68.5%
Total Medical Sales
Total Adult Use Sales

"The legal cannabis industry accelerated at a remarkable pace in 2016. North American consumers spent $6.9 billion on legal cannabis products, up 34% from 2015.

The State of Legal Marijuana Markets report

Public Approval Ratings Have Increased


1969
12%
1990
16%
2006
32%
2016
60%

Cannabis Laws in U.S. States


STATES WHERE MARIJUANA IS LEGALIZED
Legalized marijuana
Legalized medical marijuana
Legislation passed Nov. 2016
WA
OR
CA
NV
AK
HI
MT
ND
MN
CO
AZ
NM
AR
IL
MI
OH
FL
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
DC

terra tech

Corporate Overview

Terra Tech operates two main business segments:

CANNABIS

- **MediFarm**: Operating medical marijuana cultivation, production, and dispensary facilities in Nevada
- **IVXX™**: High-quality medical cannabis produced in Company-owned lab and sold in select dispensaries throughout California and Nevada
- **Blüm**: Medical cannabis dispensaries located in Nevada and California

PRODUCE

- **Edible Garden**: Brand of locally-grown produce grown in environmentally controlled , company-owned greenhouses
- **Products** are sold through major grocery stores including ShopRite, Walmart, Winn-Dixie, Raley's, Meijer, Kroger and others
- **Operates** three farms throughout Indiana and New Jersey

Cannabis Segment - MediFarm

MediFarm

- Medical cannabis company that manages the formal RFP process, winning permits for marijuana cultivation, production and dispensaries for Terra Tech
- As the **industry leader in medical cannabis permit application** and procurement, the company operates in strict compliance with all state and local laws and regulations, developing state-of-the-art sites, with profitable, efficient systems of operation
- The MediFarm team has operated licensed facilities in California for more than two years, and has recently been awarded approval to operate facilities in the State of Nevada

IVXX™ Brand

- Goal of becoming the industry's most trusted **purveyor of exceptional premium cannabis products**
- Close partnership with a carefully selected team of experienced and trusted cultivators to ensure cannabis is grown and harvested under the safest and most beneficial conditions
- All products, including hand-selected flowers, custom-rolled joints and concentrates, are thoughtfully produced, rigorously tested and held to the highest standards of potency, consistency and purity
- As of today, IVXX™ is carried in more than **200** locations



IVXX
IVXX

IVXX™ Brand




IVXX
ELEVATE







Cannabis Segment - Blüm

blüm+

- Blüm is a retail medical cannabis facility focused on providing the highest quality medical cannabis to patients who are looking for alternative treatments for their chronic medical conditions
- Focused on delivering products through a safe and controlled environment, offering cannabis that is:
  - Affordable
  - High-grade
  - Laboratory-tested
- Blüm provides the highest level of personal care coupled with a broad selection of medical cannabis products
- Blüm sells the Company's proprietary IVXX™ brand of premium medical cannabis, flowers, shatters, waxes and oils, among other high-quality cannabis products from a range of reputable providers of superior grade medical cannabis.

Cannabis Segment - Blüm

blüm+

- Dispensaries will have the same look, feel, experience and strong sense of security at every location
- Blüm Oakland, California, acquired in March 2016
- Granted permit for San Leandro, CA location in October 2016
  - Permits are for medical cannabis dispensary and production facility
  - Construction on the new facility is slated to being in January 2017
  - Opening is scheduled for second half of 2017
- Currently 4 company-owned locations in Nevada
  - Western Las Vegas opened April 2016
  - Blüm Decatur Boulevard Las Vegas opened August 2016
  - Flagship Desert Inn location opened October 2016
  - Reno, NV location opened in January 2017

Cannabis Segment - Blüm


blüm




blüm



Hydroponic Produce

Hydroponic Product brand

"Simply Local... Simply Fresh™"

Marketed under the 'Edible Garden' Brand as Fresh, Local and Eco-Friendly

Distributed to supermarkets and garden stores

- Products include recently launched SUPERLEAF™, a nutritionally-enhanced lettuce developed with Nutrasorb in conjunction with Rutgers University; potted herbs; living herbs, and other green-leaf plants
- Also retails vitamin and dietary supplement lines including the following brands : VitaminWay®, Vitamin Whey Protein®, SlimTrim®, Surgex Sports Nutrition®, OmEssentials® and Bikini Ready ®
- Grown on TRTC's five acre hydroponic farm in Belvidere, New Jersey and developed without any pesticides, herbicides, residues or contaminants
    - Global Food Safety Initiative (GFSI) Certified
    - Organic Certified
    - Non-GMO
- Edible Garden products are all grown in an indoor, controlled environment; cultivated using the safest standards and most energy efficient technologies available
- Edible Garden products are distributed to more than 1,800 retailers in 15 states throughout the East Coast
- Sold through major grocery stores such as ShopRite, Walmart, Winn-Dixie, Raley's, Meijer, Kroger, Publix, Wegmans Food Markets and others


BASIL

The Edible Garden farm is a five acre, full glass, Dutch-style automated hydroponic greenhouse located in Belvidere, New Jersey.



Core Values

Commitment to Sustainability

The industry's most innovative agriculture practices in a controlled, modern greenhouse environment

Rigorous Quality Standards

Company-owned labs ensure a safe, high-quality, consistent experience

Trust

Terra Tech's commitment to safety, sustainability and legal business operations elicits trust with consumers, distributors and partners

Vertical Integration

Supply Chain Management

- Terra Tech is exposed to the complete lifecycle and entire supply chain of medical cannabis, from cultivation to bringing products to market.
- Through the "seed-to-sale" system, Terra Tech can keep manufacturing costs down to improve margins and profitability.
- To date, Terra Tech currently:
  - Operates 11 acres of cultivation centers
  - Is building out two cultivation facilities and two extraction facilities in Nevada
  - Owns 9 permits in CA & NV
  - Has 5 Blüm locations open and operational
  - Is developing another retail Blüm location in San Leandro, CA

Go-to-Market Model

MediFarm

IVXX

blüm+

MediFarm secures permits for marijuana cultivation, production and dispensaries throughout California and Nevada

→

High-quality cannabis is cultivated at Medifarm and rigorously tested at third-party facilities

→

Flowers, joints and products are rigorously tested for quality, held to the highest standards of potency, consistency and purity

→

Blüm branded dispensaries and retail locations throughout California and Nevada carry IVXX and other products/brands

Key Growth Drivers

- California is currently the largest marijuana market
- Recreational cannabis legalized in 2016
- Potential to double in size


Launch of IVXX™ Brand
Nevada Permits
Significant existing infra-structure
Booming medical cannabis industry
terra tech

- Terra Tech is ramping up marketing efforts of IVXX™ brand
- Also available at Terra Tech's Blüm dispensaries in California and Nevada

- Comprehensive existing infrastructure includes over 11 acres of green houses
- Wholly-owned subsidiaries include cultivation farms, production centers, and dispensaries and retail locations

- Company has eight new medical cannabis operational certificates in Nevada
- Operational certificates include four retail dispensaries, two cultivation facilities and two production and extraction labs
- Five retail dispensaries recently opened: four in Nevada, one in California

http://www.huffingtonpost.com/2015/01/29/marijuana-industry-growth-charts_n_6565604.html

Geographic Expansion



Traction Continues Throughout U.S.

- IVXX™ branded cannabis products are sold in over 200 stores nationally.
- Terra Tech secured eight new medical cannabis provisional operational certificates in Nevada, including four dispensaries (four of which are open), two cultivation centers, and two production and extraction facilities to design and build, making the Company one of the largest operators in Nevada
- Nevada is one of the only states to recognize the patient status of non-residents, and also developed some of the most entrepreneurial-friendly legislation in the country

terra tech

Cannabis Growth Strategy

CA	Nevada	NJ	Hydroponic Cultivation
Acquire dispensaries *First acquisition closed March 2016*	Complete Nevada cannabis facilities, including 2 cultivation centers, 2 extraction labs, 4 dispensaries *First dispensary opened April 2016*	Approved legislation needed for expanded program	When legal in NJ, cultivate cannabis in existing company-owned greenhouse

Leveraging political relationships

Produce Growth Strategy

Expand Edible Garden Retail Footprint

Increase availability from 1,200 to 3,000 stores nationwide

License Additional Farms

Including premier wholesale growers

Expand market share with add'l acquisitions

Expand Product Lines

Expand greenhouse space to accommodate add'l product lines: peppers, strawberries, lettuce, etc.,

Key Legislative Milestones

1973: Oregon becomes the first state to decriminalize cannabis

1996: California legalizes medical cannabis

2010: 15 U.S. states have decriminalized marijuana

2012: Washington and Colorado legalized recreational marijuana for adults 21 years of age or older

2014: Congress ends the federal government's ban on medical cannabis

2014: The United States House of Representatives passed a bill prohibiting the DEA from using funds to arrest medical cannabis patients in states with medical cannabis laws

2014: Research conducted by the Pew Research Center in February showed an increase in the percentage of legalization supporters, from 52% to 54%

2016: California's new Medical Marijuana Regulation and Safety Act (MMRSA) written into law

2016: CA, MA, ME and NV passed recreational cannabis; FL, AR, ND passed medicinal cannabis

https://en.wikipedia.org/wiki/Timeline_of_cannabis_legalization_in_the_United_States

FINANCIALS



Business Overview 2016

Financial Update (2016)

- Total revenues generated for the year ended December 31, 2016 were approximately $25.33 million, compared to $9.98 million in the same period in 2015. The growth is primarily due to the revenue generated by Blum, Oakland and from IVXX for the sales of its cannabis products, as well as an increase in revenue generated by Edible Garden. This is an increase of 153.9% from the year ended December 31, 2015.
- Total revenues generated for Q4 ended December 31, 2016 were approximately $7.13 million, an increase of 229% from $2.17 million in the same period in 2015.
- Stockholders' equity for the year ended December 31, 2016 amounted to approximately $52.15 million, compared with approximately $6.34 million as of December 31, 2015.

Recent Corporate Activities

- The Company opened its third and fourth Nevada-based medical cannabis dispensaries in Q4 2016.
- Terra Tech announced the construction of a new cultivation facility in Oakland, California.
- The Company is granted permit for cultivation and production facility San Leandro, CA location in October 2016.
- Edible Garden subsidiary increased automation, productivity and gross margins in building of the Dutch movable table system in an additional acre to meet demand.

Management Team

Derek Peterson, President and CEO

Mr. Peterson has served as Terra Tech's President and Chief Executive Officer, and Chairman of the Board, since February 9, 2012. Prior to joining Terra Tech, Mr. Peterson was also co-owner of Black Oak, a medical marijuana dispensary located in Oakland, California. As a co-owner of Black Oak, Mr. Peterson worked with governmental agencies and tax authorities in Oakland, including working with the city to establish medical cannabis ordinances, competed for a permit to operate, and responded to a city request for proposal. Mr. Peterson is a CFP Professional and has held Series 7, General Securities Sales Supervisor Series 9 and 10, National Commodity Futures Series 3, Series 65 and California Insurance Licenses. Mr. Peterson holds a degree in Business Management from Pepperdine University.

Michael James, CFO

Michael has held senior management roles at Inergetics, Inc., Nestor, Inc., Kuekenhof Capital Management, Guided Therapeutics, Inc., Moore Capital Management, Inc., Buffalo Partners, L.P., National Discount Brokers, and began his career in 1980 as a staff accountant with Eisner, LLP. His accomplished financial track record brings significant value to Terra Tech.

Ken Vande Vrede, COO

Ken started his career at Gro-rite, Inc. in 1995. He then went on to play an integral part in founding Naturally Beautiful Plant Products (NB Plants), a sustainable grower of fresh herbs and lettuces, helping the company achieve growth of 20% in each of the past 7 years. He also has a wealth of knowledge in greenhouse technology, innovation, and Controlled Environment Agriculture (CEA).

Management Team

Michael A. Nahass, Secretary and Treasurer

Michael has been instrumental in the start-up operations of Terra Tech and he continues to manage the daily activities of Terra Tech. Since August 2011, Mike has also served as Managing Director of Arque Capital, Ltd. Mike holds a B.S. in Business Administration from Fairleigh Dickenson University. In addition he also holds NASD Series 3 (National Commodity Futures), Series 7 (General Securities Representative), Series 8 (Supervisory), Series 31 (Managed Futures), Series 65 (Investment Advisor Representative), Series 79 (Investment Banking) licenses.

Joseph E. Segilia, General Counsel

Joe has 17 years of experience as a corporate and transactional lawyer. He began his career in 1999 at Fried, Frank, Harris, Shriver & Jacobson LLP where he served as an associate in the firm's New York and London offices for seven years. He specializes in corporate and commercial transactions, mergers and acquisitions, equity and debt financings, and general corporate and securities law matters.

Terra Tech in the News

Bloomberg	**BLOOMBERG** - "How Terra Tech Helps Marijuana's 'Growing' Industry."
FOX BUSINESS	**FOX BUSINESS** - "Investing in pot legally."
The New York Times	**NEW YORK TIMES** - "For Pot Inc., the Rush to Cash In Is Underway."
The Street	**THE STREET** - "Terra Tech is Planting the Seeds for a Marijuana Crop."
BusinessWeek	**BUSINESSWEEK.COM** – "Green IPOs Provide Investors With Gateway..."
BNN BUSINESS NEWS NETWORK	**BNN** - "Terra Tech ready to plant marijuana at 48 hours' notice."
FORTUNE	**FORTUNE** - "Washington rushes to kick off recreational marijuana sales;" "In several states, voters to decide 'reefer referendums.'"

Conclusion


First Mover Advantage
Building recognizable, premium brand with IVXX™ products and Blüm dispensaries
Vertical Integration
Only cannabis company with access to entire supply chain
Proven Business Model
Edible Garden's stable cash flow provides solid foundation for growth

Contact

Terra Tech Headquarters

4700 Von Karmen
Suite 110
Newport Beach CA 92660
855-447-6967
www.terratechcorp.com

Investor Relations

KCSA Strategic Communications
Phil Carlson
212-896-1238
TRTC@kcsa.com
www.kcsa.com

THANK YOU

